UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.       )

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PDC ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 26, 2020. PDC ENERGY, INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of PDC ENERGY, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P O BOX 1342 BRENTWOOD, NY 11717 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. D12081-P37498 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 31, 2020 Date: May 26, 2020Time: 8:00 AM, MDT Location: 1775 Sherman Street Denver, Colorado 80203

Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods D12082-P37498 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTFORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow(located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 12, 2020 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR proposals 1 through 6. 1. To approve a proposal to amend the Company's Certificate of Incorporation to declassify the Board of Directors (the "Board") and to provide for the immediate annual election of directors; 3. If Proposal No. 1 to declassify the Board is not approved, to elect the two directors nominated by the Board as Class I directors, each for a term of three years; Nominees: 3a. David C. Parke 2. If Proposal No. 1 to declassify the Board is approved, to elect eight directors nominated by the Board, each for a term of one year; Nominees: 2a. Barton R. Brookman 3b. Lynn A. Peterson 4. To appr ove, on an advisory basis, the compensation of the Company's named executive officers; 2b. Anthony J. Crisafio 2c. Mark E. Ellis 5. To ratify the appointment of Pricewater-houseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020; 2d. Christina M. Ibrahim 6. To approve an amendment to the Company's 2018 Equity Incentive Plan to increase the maximum number of shares of common stock of the Company that may be issued pursuant to awards under the 2018 Equity Incentive Plan; and 2e. Paul J. Korus 2f. Randy S. Nickerson NOTE: To transact any other business that may properly come before the meeting and at any and all adjournments or postponements thereof. 2g. David C. Parke 2h. Lynn A. Peterson D12083-P37498 Voting Items

D12084-P37498